EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Ronald W. Allen, Chief Executive Officer of Aaron’s, Inc. and subsidiaries (the “Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350 that:

The Quarterly Report on Form 10-Q of the Company for the quarter ended March 31, 2013 (the “Report”) fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78m); and

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 3, 2013	/s/ Ronald W. Allen
Ronald W. Allen
Chairman, President and Chief Executive Officer